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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                         event reported): July 18, 1997
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                               HARRIS CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                       1-3863                 34-0276860
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)


         1025 W. NASA Blvd., Melbourne, Florida                  32919
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        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100
                                                           ---------------

                                    No Change
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         (Former name or former address, if changed since last report.)


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Items 1-4.    Not Applicable.

Item 5.       Other Events.
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              Private Securities Litigation Reform Act of 1995 -- Safe Harbor
Cautionary Statements.

         From time to time, Harris Corporation (the "Company") and its representatives may make certain statements that are forward-looking and reflect management's current assumptions and estimates of future performance and economic conditions. These forward-looking statements may include, but are not limited to, future sales, earnings, margins, expenses, backlog, orders, research and development, technological breakthroughs, regulations and various business and industry trends. Forward-looking statements may be made by management orally, in press releases, or in writing including, but not limited to, the Management's Discussion and Analysis of Financial Condition and Results of Operations section or other sections of the Company's filings with the Securities and Exchange Commission. Forward-looking statements involve risks and uncertainties. The Company is filing this Form 8-K to provide investors with cautionary statements identifying, for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, important factors that could cause the Company's actual results and future trends to differ materially from those contained in any forward-looking statements made by, or on behalf of, the Company. These factors, include, but are not limited to the following matters.

         The Company's consolidated results and the forward-looking statements could be affected by, among other things, general economic conditions in the markets in which the Company operates; successful execution of management's internal operating plans; fluctuations in foreign currency exchange rates; worldwide demand for integrated semiconductor circuits, particularly power products; reductions in the U.S. and worldwide defense and space budgets, consolidations within the defense industry, and recovery of costs incurred on fixed price contracts; termination of customer contracts; continued development and market acceptance of new products, especially digital television broadcast products and semiconductor wireless and multi-media products; continued success of the patent licensing program; and the successful resolution of patent infringement and other general litigation.

         Due to the uncertainties inherent in forward-looking statements, investors are urged not to place undue reliance on these statements. In addition, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes to projections over time.

Items 6-9.        Not Applicable.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HARRIS CORPORATION

                                       By: /s/ Bryan R. Roub
                                          -------------------------------------
                                            Name:    Bryan R. Roub
                                            Title:   Senior Vice President &
                                                     Chief Financial Officer

Date:   July 18, 1997




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